Capital Management (Details) - Schedule of gearing ratios - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Schedule of Gearing Ratios [Abstract]
Total borrowings	$ 23,853,619	$ 35,797,356
Less: Cash and cash equivalents	(22,996,377)	(9,944,748)
Net debt	857,242	25,852,608
Total equity	28,543,183	45,929,103
Total capital	$ 29,400,425	$ 71,781,711
Gearing ratio	3.00%	36.00%